EXHIBIT 99.5

                                                        MONTHLY OPERATING REPORT

     CASE NAME: KITTY HAWK CARGO, INC.                  ACCRUAL BASIS

     CASE NUMBER: 00-42145-BJH-11                       02/13/95, RWD, 2/96

     JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2000


     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

     RESPONSIBLE PARTY:

     /s/ DREW KEITH                                    CHIEF FINANCIAL OFFICER
     ---------------------------------------         ---------------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

     DREW KEITH                                               07/20/00
     ---------------------------------------         ---------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                          DATE

     PREPARER:

     /s/ KEVIN K. CRAIG                              CONTROLLER, KITTY HAWK INC.
     ---------------------------------------         ---------------------------
     ORIGINAL SIGNATURE OF PREPARER                            TITLE

     KEVIN K. CRAIG                                            07/20/00
     ---------------------------------------         ---------------------------
     PRINTED NAME OF PREPARER                                   DATE

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK CARGO, INC                  ACCRUAL BASIS-1

      CASE NUMBER: 00-42145-BJH-11                      02/13/95, RWD, 2/96

      COMPARATIVE BALANCE SHEET
      -----------------------------------------------------------------------------------------------------------------------
                                                                              MONTH              MONTH              MONTH
                                                          SCHEDULE      -----------------------------------------------------
      ASSETS                                               AMOUNT            MAY, 2000         JUNE, 2000
      -----------------------------------------------------------------------------------------------------------------------
      1.    UNRESTRICTED CASH                                                 ($29,313)           $25,339
      -----------------------------------------------------------------------------------------------------------------------
      2.    RESTRICTED CASH                                                         $0                 $0
      -----------------------------------------------------------------------------------------------------------------------
      3.    TOTAL CASH                                           $0           ($29,313)           $25,339                 $0
      -----------------------------------------------------------------------------------------------------------------------
      4.    ACCOUNTS RECEIVABLE (NET)                   $41,314,895        $42,659,905        $40,939,126
      -----------------------------------------------------------------------------------------------------------------------
      5.    INVENTORY                                                               $0                 $0
      -----------------------------------------------------------------------------------------------------------------------
      6.    NOTES RECEIVABLE                                                        $0                 $0
      -----------------------------------------------------------------------------------------------------------------------
      7.    PREPAID EXPENSES                                $35,445            $35,446            $35,446
      -----------------------------------------------------------------------------------------------------------------------
      8.    OTHER (ATTACH LIST)                        $102,257,281        $29,749,796        $32,520,108
      -----------------------------------------------------------------------------------------------------------------------
      9.    TOTAL CURRENT ASSETS                       $143,607,621        $72,415,834        $73,520,019                 $0
      -----------------------------------------------------------------------------------------------------------------------
      10.   PROPERTY, PLANT & EQUIPMENT                  $2,455,211         $4,312,683         $4,312,683
      -----------------------------------------------------------------------------------------------------------------------
      11.   LESS: ACCUMULATED
            DEPRECIATION / DEPLETION                                        $1,901,884         $1,946,228
      -----------------------------------------------------------------------------------------------------------------------
      12.   NET PROPERTY, PLANT &
            EQUIPMENT                                    $2,455,211         $2,410,799         $2,366,455                 $0
      -----------------------------------------------------------------------------------------------------------------------
      13.   DUE FROM INSIDERS                                                       $0                 $0
      -----------------------------------------------------------------------------------------------------------------------
      14.   OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                                              $0                 $0
      -----------------------------------------------------------------------------------------------------------------------
      15.   OTHER (ATTACH LIST)                                                     $0                 $0
      -----------------------------------------------------------------------------------------------------------------------
      16.   TOTAL ASSETS                               $146,062,832        $74,826,633        $75,886,474                 $0
      -----------------------------------------------------------------------------------------------------------------------
      POSTPETITION LIABILITIES
      -----------------------------------------------------------------------------------------------------------------------
      17.   ACCOUNTS PAYABLE                                                  $605,711           $670,812
      -----------------------------------------------------------------------------------------------------------------------
      18.   TAXES PAYABLE                                                     $169,500                 $0
      -----------------------------------------------------------------------------------------------------------------------
      19.   NOTES PAYABLE                                                           $0                 $0
      -----------------------------------------------------------------------------------------------------------------------
      20.   PROFESSIONAL FEES                                                       $0                 $0
      -----------------------------------------------------------------------------------------------------------------------
      21.   SECURED DEBT                                                            $0                 $0
      -----------------------------------------------------------------------------------------------------------------------
      22.   OTHER (ATTACH LIST)                                             $1,130,168         $1,848,692
      -----------------------------------------------------------------------------------------------------------------------
      23.   TOTAL POSTPETITION
            LIABILITIES                                                     $1,905,379         $2,519,504                 $0
      -----------------------------------------------------------------------------------------------------------------------
      PREPETITION LIABILITIES
      -----------------------------------------------------------------------------------------------------------------------
      24.   SECURED DEBT                                                            $0                 $0
      -----------------------------------------------------------------------------------------------------------------------
      25.   PRIORITY DEBT                                  $496,687                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------------
      26.   UNSECURED DEBT                              $78,864,376         $4,905,517         $4,826,735
      -----------------------------------------------------------------------------------------------------------------------
      27.   OTHER (ATTACH LIST)                                             $5,941,087         $5,917,883
      -----------------------------------------------------------------------------------------------------------------------
      28.   TOTAL PREPETITION LIABILITIES               $79,361,063        $10,846,604        $10,744,618                 $0
      -----------------------------------------------------------------------------------------------------------------------
      29.   TOTAL LIABILITIES                           $79,361,063        $12,751,983        $13,264,122                 $0
      -----------------------------------------------------------------------------------------------------------------------
      EQUITY
      -----------------------------------------------------------------------------------------------------------------------
      30.   PREPETITION OWNERS' EQUITY                                     $62,156,580        $62,156,580
      -----------------------------------------------------------------------------------------------------------------------
      31.   POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                                  ($81,930)          $465,772
      -----------------------------------------------------------------------------------------------------------------------
      32.   DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)                                                    $0                 $0
      -----------------------------------------------------------------------------------------------------------------------
      33.   TOTAL EQUITY                                         $0        $62,074,650        $62,622,352                 $0
      -----------------------------------------------------------------------------------------------------------------------
      34.   TOTAL LIABILITIES &
            OWNERS' EQUITY                              $79,361,063        $74,826,633        $75,886,474                 $0
      -----------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK CARGO, INC                  ACCRUAL BASIS-2

      CASE NUMBER: 00-42145-BJH-11                      02/13/95, RWD, 2/96

      INCOME STATEMENT
      -----------------------------------------------------------------------------------------------------------------------
                                                                 MONTH            MONTH            MONTH
                                                             --------------------------------------------------   QUARTER
      REVENUES                                                 MAY, 2000         JUNE, 2000                        TOTAL
      -----------------------------------------------------------------------------------------------------------------------
      1.    GROSS  REVENUES                                  $13,353,379        $15,310,460                      $28,663,839
      -----------------------------------------------------------------------------------------------------------------------
      2.    LESS: RETURNS & DISCOUNTS                                 $0                 $0                               $0
      -----------------------------------------------------------------------------------------------------------------------
      3.    NET REVENUE                                      $13,353,379        $15,310,460             $0       $28,663,839
      -----------------------------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      -----------------------------------------------------------------------------------------------------------------------
      4.    MATERIAL                                                  $0                 $0                               $0
      -----------------------------------------------------------------------------------------------------------------------
      5.    DIRECT LABOR                                              $0                 $0                               $0
      -----------------------------------------------------------------------------------------------------------------------
      6.    DIRECT  OVERHEAD                                          $0                 $0                               $0
      -----------------------------------------------------------------------------------------------------------------------
      7.    TOTAL COST OF GOODS SOLD                                  $0                 $0             $0                $0
      -----------------------------------------------------------------------------------------------------------------------
      8.    GROSS PROFIT                                     $13,353,379        $15,310,460             $0       $28,663,839
      -----------------------------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      -----------------------------------------------------------------------------------------------------------------------
      9.    OFFICER / INSIDER COMPENSATION                        $4,808            $14,423                          $19,231
      -----------------------------------------------------------------------------------------------------------------------
      10.   SELLING & MARKETING                                     $352             $3,850                           $4,202
      -----------------------------------------------------------------------------------------------------------------------
      11.   GENERAL & ADMINISTRATIVE                            $708,059           $816,961                       $1,525,020
      -----------------------------------------------------------------------------------------------------------------------
      12.   RENT & LEASE                                        $238,240           $379,821                         $618,061
      -----------------------------------------------------------------------------------------------------------------------
      13.   OTHER (ATTACH LIST)                              $12,250,867        $12,950,139                      $25,201,006
      -----------------------------------------------------------------------------------------------------------------------
      14.   TOTAL OPERATING EXPENSES                         $13,202,326        $14,165,194             $0       $27,367,520
      -----------------------------------------------------------------------------------------------------------------------
      15.   INCOME BEFORE NON-OPERATING
            INCOME & EXPENSE                                    $151,053         $1,145,266             $0        $1,296,319
      -----------------------------------------------------------------------------------------------------------------------
      OTHER INCOME & EXPENSES
      -----------------------------------------------------------------------------------------------------------------------
      16.   NON-OPERATING INCOME (ATT. LIST)                          $0                 $0                               $0
      -----------------------------------------------------------------------------------------------------------------------
      17.   NON-OPERATING EXPENSE (ATT. LIST)                         $0                 $0                               $0
      -----------------------------------------------------------------------------------------------------------------------
      18.   INTEREST EXPENSE                                    $238,211           $192,815                         $431,026
      -----------------------------------------------------------------------------------------------------------------------
      19.   DEPRECIATION / DEPLETION                             $44,409            $44,345                          $88,754
      -----------------------------------------------------------------------------------------------------------------------
      20.   AMORTIZATION                                          $4,983            ($4,982)                              $1
      -----------------------------------------------------------------------------------------------------------------------
      21.   OTHER (ATTACH LIST)                                       $0                 $0                               $0
      -----------------------------------------------------------------------------------------------------------------------
      22.   NET OTHER INCOME & EXPENSES                         $287,603           $232,178             $0          $519,781
      -----------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      -----------------------------------------------------------------------------------------------------------------------
      23.   PROFESSIONAL FEES                                         $0                 $0                               $0
      -----------------------------------------------------------------------------------------------------------------------
      24.   U.S. TRUSTEE FEES                                         $0               $250                             $250
      -----------------------------------------------------------------------------------------------------------------------
      25.   OTHER (ATTACH LIST)                                       $0                 $0                               $0
      -----------------------------------------------------------------------------------------------------------------------
      26.   TOTAL REORGANIZATION EXPENSES                             $0               $250             $0              $250
      -----------------------------------------------------------------------------------------------------------------------
      27.   INCOME TAX                                          ($54,620)          $365,135                         $310,515
      -----------------------------------------------------------------------------------------------------------------------
      28.   NET PROFIT (LOSS)                                   ($81,930)          $547,703             $0          $465,773
      -----------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK CARGO, INC                  ACCRUAL BASIS-3

      CASE NUMBER: 00-42145-BJH-11                      02/13/95, RWD, 2/96

      ------------------------------------------------------------------------------------------------------------------------------
                                                           MONTH                        MONTH              MONTH
      CASH RECEIPTS AND                           --------------------------------------------------------------------    QUARTER
      DISBURSEMENTS                                       MAY, 2000                   JUNE, 2000                           TOTAL
      ------------------------------------------------------------------------------------------------------------------------------
      1.  CASH - BEGINNING OF MONTH                         $26,050                     ($29,313)        $25,339            $26,050
      ------------------------------------------------------------------------------------------------------------------------------
      RECEIPTS FROM OPERATIONS
      ------------------------------------------------------------------------------------------------------------------------------
      2.  CASH SALES                                             $0                           $0              $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      COLLECTION OF ACCOUNTS RECEIVABLE
      ------------------------------------------------------------------------------------------------------------------------------
      3.  PREPETITION                                            $0                           $0                                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      4.  POSTPETITION                                  $18,365,281                  $13,080,551                        $31,445,832
      ------------------------------------------------------------------------------------------------------------------------------
      5.  TOTAL OPERATING RECEIPTS                      $18,365,281                  $13,080,551              $0        $31,445,832
      ------------------------------------------------------------------------------------------------------------------------------
      NON - OPERATING RECEIPTS
      ------------------------------------------------------------------------------------------------------------------------------
      6.  LOANS & ADVANCES (ATTACH LIST)                         $0                           $0                                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      7.  SALE OF ASSETS                                         $0                           $0                                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      8.  OTHER (ATTACH LIST)                          ($18,419,934)                ($13,025,899)                      ($31,445,833)
      ------------------------------------------------------------------------------------------------------------------------------
      9.  TOTAL NON-OPERATING RECEIPTS                 ($18,419,934)                ($13,025,899)             $0       ($31,445,833)
      ------------------------------------------------------------------------------------------------------------------------------
      10. TOTAL RECEIPTS                                   ($54,653)                     $54,652              $0                ($1)
      ------------------------------------------------------------------------------------------------------------------------------
      11. TOTAL CASH AVAILABLE                             ($28,603)                     $25,339         $25,339            $26,049
      ------------------------------------------------------------------------------------------------------------------------------
      OPERATING DISBURSEMENTS
      ------------------------------------------------------------------------------------------------------------------------------
      12. NET PAYROLL                                                                                                            $0
      ------------------------------------------------------------------------------------------------------------------------------
      13. PAYROLL TAXES PAID                                                                                                     $0
      ------------------------------------------------------------------------------------------------------------------------------
      14. SALES, USE & OTHER TAXES PAID                                                                                          $0
      ------------------------------------------------------------------------------------------------------------------------------
      15. SECURED / RENTAL / LEASES                                                                                              $0
      ------------------------------------------------------------------------------------------------------------------------------
      16. UTILITIES                                             $81                                                             $81
      ------------------------------------------------------------------------------------------------------------------------------
      17. INSURANCE                                                                                                              $0
      ------------------------------------------------------------------------------------------------------------------------------
      18. INVENTORY PURCHASES                                                                                                    $0
      ------------------------------------------------------------------------------------------------------------------------------
      19. VEHICLE EXPENSES                                                                                                       $0
      ------------------------------------------------------------------------------------------------------------------------------
      20. TRAVEL                                                                                                                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      21. ENTERTAINMENT                                                                                                          $0
      ------------------------------------------------------------------------------------------------------------------------------
      22. REPAIRS & MAINTENANCE                                 $59                                                             $59
      ------------------------------------------------------------------------------------------------------------------------------
      23. SUPPLIES                                             $570                                                            $570
      ------------------------------------------------------------------------------------------------------------------------------
      24. ADVERTISING                                                                                                            $0
      ------------------------------------------------------------------------------------------------------------------------------
      25. OTHER (ATTACH LIST)                                                                                                    $0
      ------------------------------------------------------------------------------------------------------------------------------
      26. TOTAL OPERATING DISBURSEMENTS                        $710                           $0              $0               $710
      ------------------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ------------------------------------------------------------------------------------------------------------------------------
      27. PROFESSIONAL FEES                                      $0                           $0              $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      28. U.S. TRUSTEE FEES                                      $0                           $0              $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      29. OTHER (ATTACH LIST)                                    $0                           $0              $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      30. TOTAL REORGANIZATION EXPENSES                          $0                           $0              $0                 $0
      ------------------------------------------------------------------------------------------------------------------------------
      31. TOTAL DISBURSEMENTS                                  $710                           $0              $0               $710
      ------------------------------------------------------------------------------------------------------------------------------
      32. NET CASH FLOW                                    ($55,363)                     $54,652              $0              ($711)
      ------------------------------------------------------------------------------------------------------------------------------
      33. CASH - END OF MONTH                              ($29,313)                     $25,339         $25,339            $25,339
      ------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK CARGO, INC                  ACCRUAL BASIS-4

      CASE NUMBER: 00-42145-BJH-11                      02/13/95, RWD, 2/96

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                         MONTH            MONTH           MONTH
                                                                       SCHEDULE   --------------------------------------------------
      ACCOUNTS RECEIVABLE AGING                                         AMOUNT         MAY, 2000       JUNE, 2000
      ------------------------------------------------------------------------------------------------------------------------------
      1.    0-30                                                      $21,518,319      $13,797,168     $16,085,504
      ------------------------------------------------------------------------------------------------------------------------------
      2.    31-60                                                     $14,127,296      $11,251,258      $5,436,826
      ------------------------------------------------------------------------------------------------------------------------------
      3.    61-90                                                      $2,070,404       $7,019,942      $3,836,999
      ------------------------------------------------------------------------------------------------------------------------------
      4.    91+                                                        $3,598,876       $4,721,118      $9,294,527
      ------------------------------------------------------------------------------------------------------------------------------
      5.    TOTAL ACCOUNTS RECEIVABLE                                 $41,314,895      $36,789,486     $34,653,856               $0
      ------------------------------------------------------------------------------------------------------------------------------
      6.    AMOUNT CONSIDERED UNCOLLECTIBLE                                                                                      $0
      ------------------------------------------------------------------------------------------------------------------------------
      7.    ACCOUNTS RECEIVABLE (NET)                                 $41,314,895      $36,789,486     $34,653,856               $0
      ------------------------------------------------------------------------------------------------------------------------------
      AGING OF POSTPETITION TAXES AND PAYABLES                                                MONTH: JUNE, 2000
      ------------------------------------------------------------------------------------------------------------------------------
                                                        0-30                31-60            61-90             91+
      TAXES PAYABLE                                     DAYS                 DAYS             DAYS            DAYS            TOTAL
      ------------------------------------------------------------------------------------------------------------------------------
      1.    FEDERAL                                     $480,418                                                           $480,418
      ------------------------------------------------------------------------------------------------------------------------------
      2.    STATE                                                                                                                $0
      ------------------------------------------------------------------------------------------------------------------------------
      3.    LOCAL                                                                                                                $0
      ------------------------------------------------------------------------------------------------------------------------------
      4.    OTHER (ATTACH LIST)                                                                                                  $0
      ------------------------------------------------------------------------------------------------------------------------------
      5.    TOTAL TAXES PAYABLE                         $480,418               $0               $0              $0         $480,418
      ------------------------------------------------------------------------------------------------------------------------------
      6.    ACCOUNTS PAYABLE                            $481,653         $189,159                                          $670,812
      ------------------------------------------------------------------------------------------------------------------------------
      STATUS OF POSTPETITION TAXES                                                            MONTH: JUNE, 2000
      ------------------------------------------------------------------------------------------------------------------------------
                                                                      BEGINNING            AMOUNT                           ENDING
                                                                         TAX           WITHHELD AND/       AMOUNT            TAX
      FEDERAL                                                         LIABILITY*         0R ACCRUED         PAID          LIABILITY
      ------------------------------------------------------------------------------------------------------------------------------
      1.    WITHHOLDING**                                                      $0         $314,108        $314,108               $0
      ------------------------------------------------------------------------------------------------------------------------------
      2.    FICA-EMPLOYEE**                                                    $0                                                $0
      ------------------------------------------------------------------------------------------------------------------------------
      3.    FICA-EMPLOYER**                                                    $0                                                $0
      ------------------------------------------------------------------------------------------------------------------------------
      4.    UNEMPLOYMENT                                                       $0                                                $0
      ------------------------------------------------------------------------------------------------------------------------------
      5.    INCOME                                                       $297,769        ($297,769)                              $0
      ------------------------------------------------------------------------------------------------------------------------------
      6.    OTHER (ATTACH LIST)                                          $413,417         $941,058        $874,057         $480,418
      ------------------------------------------------------------------------------------------------------------------------------
      7.    TOTAL FEDERAL TAXES                                          $711,186         $957,397      $1,188,165         $480,418
      ------------------------------------------------------------------------------------------------------------------------------
      STATE AND LOCAL
      ------------------------------------------------------------------------------------------------------------------------------
      8.    WITHHOLDING                                                        $0                                                $0
      ------------------------------------------------------------------------------------------------------------------------------
      9.    SALES                                                              $0                                                $0
      ------------------------------------------------------------------------------------------------------------------------------
      10.   EXCISE                                                             $0                                                $0
      ------------------------------------------------------------------------------------------------------------------------------
      11.   UNEMPLOYMENT                                                       $0                                                $0
      ------------------------------------------------------------------------------------------------------------------------------
      12.   REAL PROPERTY                                                      $0                                                $0
      ------------------------------------------------------------------------------------------------------------------------------
      13.   PERSONAL PROPERTY                                                  $0                                                $0
      ------------------------------------------------------------------------------------------------------------------------------
      14.   OTHER (ATTACH LIST)                                                $0                                                $0
      ------------------------------------------------------------------------------------------------------------------------------
      15.   TOTAL STATE & LOCAL                                                $0               $0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------------
      16.   TOTAL TAXES                                                  $711,186         $957,397      $1,188,165         $480,418
      ------------------------------------------------------------------------------------------------------------------------------

      * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

      ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK CARGO, INC                  ACCRUAL BASIS-5

      CASE NUMBER: 00-42145-BJH-11                      02/13/95, RWD, 2/96


      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                               MONTH: JUNE, 2000
      ----------------------------------------------------------------------------------------------------------------
      BANK RECONCILIATIONS                               Account #1       Account #2      Account #3
      ----------------------------------------------------------------------------------------------------------------
      A.          BANK:                                  Bank One
      ------------------------------------------------------------------------------------------------
      B.           ACCOUNT NUMBER:                     1559691298                                           TOTAL
      ------------------------------------------------------------------------------------------------
      C.           PURPOSE (TYPE):                  Operations Account
      ----------------------------------------------------------------------------------------------------------------
      1.    BALANCE PER BANK STATEMENT                             $0
      ----------------------------------------------------------------------------------------------------------------
      2.    ADD: TOTAL DEPOSITS NOT CREDITED                       $0
      ----------------------------------------------------------------------------------------------------------------
      3.    SUBTRACT: OUTSTANDING CHECKS                           $0
      ----------------------------------------------------------------------------------------------------------------
      4.    OTHER RECONCILING ITEMS                                $0
      ----------------------------------------------------------------------------------------------------------------
      5.    MONTH END BALANCE PER BOOKS                            $0              $0              $0              $0
      ----------------------------------------------------------------------------------------------------------------
      6.    NUMBER OF LAST CHECK WRITTEN
      ----------------------------------------------------------------------------------------------------------------
      INVESTMENT ACCOUNTS
      ----------------------------------------------------------------------------------------------------------------
                                                       DATE OF            TYPE OF        PURCHASE         CURRENT
      BANK, ACCOUNT NAME & NUMBER                     PURCHASE          INSTRUMENT         PRICE           VALUE
      ----------------------------------------------------------------------------------------------------------------
      7.    N/A
      ----------------------------------------------------------------------------------------------------------------
      8.
      ----------------------------------------------------------------------------------------------------------------
      9.
      ----------------------------------------------------------------------------------------------------------------
      10.
      ----------------------------------------------------------------------------------------------------------------
      11.   TOTAL INVESTMENTS                                                                      $0              $0
      ----------------------------------------------------------------------------------------------------------------
      CASH
      ----------------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND                                                                                  $25,339
      ----------------------------------------------------------------------------------------------------------------
      13.   TOTAL CASH - END OF MONTH                                                                         $25,339
      ----------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

     CASE NAME: KITTY HAWK CARGO, INC                   ACCRUAL BASIS-6

     CASE NUMBER: 00-42145-BJH-11                       02/13/95, RWD, 2/96

                                                        MONTH: JUNE, 2000


     ---------------------------------------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     ---------------------------------------------------------------------------
     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     --------------------------------------------------------------------------
                                    INSIDERS
     --------------------------------------------------------------------------
                                        TYPE OF        AMOUNT       TOTAL PAID
                 NAME                   PAYMENT         PAID         TO DATE
     --------------------------------------------------------------------------
     1. Toby Skaar                       Salary         $14,423        $19,231
     --------------------------------------------------------------------------
     2.

     --------------------------------------------------------------------------
     3.

     --------------------------------------------------------------------------
     4.

     --------------------------------------------------------------------------
     5.

     --------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO  INSIDERS                                    $14,423        $19,231
     --------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
                                                                   PROFESSIONALS
     -----------------------------------------------------------------------------------------------------------------------------
                                               DATE OF COURT                                                           TOTAL
                                             ORDER AUTHORIZING          AMOUNT         AMOUNT        TOTAL PAID       INCURRED
                      NAME                        PAYMENT              APPROVED         PAID          TO DATE        & UNPAID *
     -----------------------------------------------------------------------------------------------------------------------------
     1. SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
     -----------------------------------------------------------------------------------------------------------------------------
     2.
     -----------------------------------------------------------------------------------------------------------------------------
     3.
     -----------------------------------------------------------------------------------------------------------------------------
     4.
     -----------------------------------------------------------------------------------------------------------------------------
     5.
     -----------------------------------------------------------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO PROFESSIONALS                                                        $0             $0               $0             $0
     -----------------------------------------------------------------------------------------------------------------------------

     *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     --------------------------------------------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
     PROTECTION PAYMENTS
     --------------------------------------------------------------------------------------------------------------
                                                                      SCHEDULED       AMOUNTS
                                                                       MONTHLY          PAID           TOTAL
                                                                       PAYMENTS        DURING          UNPAID
                            NAME OF CREDITOR                             DUE           MONTH        POSTPETITION
     --------------------------------------------------------------------------------------------------------------
     1. National City Bank & Ft Wayne - Allen County                      $183,476       $154,074          $29,402
     --------------------------------------------------------------------------------------------------------------
     2. Ridgely - City of Philadelphia - PHL                               $25,508        $25,508               $0
     --------------------------------------------------------------------------------------------------------------
     3. NY/NJ Airport Authority - EWR                                      $27,792        $55,584               $0
     --------------------------------------------------------------------------------------------------------------
     4. City of Los Angeles - LAX                                          $39,562             $0          $79,124
     --------------------------------------------------------------------------------------------------------------
     5. Airport Group Int'l - ATL                                          $11,200             $0          $22,400
     --------------------------------------------------------------------------------------------------------------
     6. TOTAL                                                             $287,539       $235,166         $130,926
     --------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK CARGO, INC                  ACCRUAL BASIS-7

      CASE NUMBER: 00-42145-BJH-11                      02/13/95, RWD, 2/96

                                                        MONTH: JUNE, 2000

      QUESTIONNAIRE
      --------------------------------------------------------------------------------------------------------------
                                                                                               YES          NO
      --------------------------------------------------------------------------------------------------------------
      1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                                 X
           THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
      --------------------------------------------------------------------------------------------------------------
      2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                   X
           OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
      --------------------------------------------------------------------------------------------------------------
      3.   ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR                                           X
           LOANS) DUE FROM RELATED PARTIES?
      --------------------------------------------------------------------------------------------------------------
      4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                               X
           THIS REPORTING PERIOD?
      --------------------------------------------------------------------------------------------------------------
      5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                 X
           DEBTOR FROM ANY PARTY?
      --------------------------------------------------------------------------------------------------------------
      6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                     X
      --------------------------------------------------------------------------------------------------------------
      7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                               X
           PAST DUE?
      --------------------------------------------------------------------------------------------------------------
      8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                 X
      --------------------------------------------------------------------------------------------------------------
      9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                       X
      --------------------------------------------------------------------------------------------------------------
      10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                   X
           DELINQUENT?
      --------------------------------------------------------------------------------------------------------------
      11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                  X
           REPORTING PERIOD?
      --------------------------------------------------------------------------------------------------------------
      12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                  X
      --------------------------------------------------------------------------------------------------------------
      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
      EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
      --------------------------------------------------------------------------------------------------------------
      4)  Wire Transfer of 05/01/00 to OAS was reclassed as a pre-petition pre-payment application $78,781
      --------------------------------------------------------------------------------------------------------------
      INSURANCE
      --------------------------------------------------------------------------------------------------------------
                                                                                               YES          NO
      --------------------------------------------------------------------------------------------------------------
      1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                               X
           NECESSARY INSURANCE COVERAGES IN EFFECT?
      --------------------------------------------------------------------------------------------------------------
      2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                               X
      --------------------------------------------------------------------------------------------------------------
      3.   PLEASE ITEMIZE POLICIES BELOW.
      --------------------------------------------------------------------------------------------------------------
      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
      HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
      AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
      --------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------
                                        INSTALLMENT  PAYMENTS
      --------------------------------------------------------------------------------------------------------------
                TYPE OF                                                                         PAYMENT AMOUNT
                 POLICY                   CARRIER                   PERIOD COVERED               & FREQUENCY
      --------------------------------------------------------------------------------------------------------------

           SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
      --------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 00-42145-BJH-11

DETAILS OF OTHER ITEMS                                  JUNE, 2000

ACCRUAL BASIS-1

8.   OTHER (ATTACH LIST)                                $ 32,520,108 Reported
                                                     ----------------
        Net of all I/C Accts Receivable/Payable           32,298,233
        Intangibles - Other                                  154,458
        Deposits                                              67,417
                                                     ----------------
                                                          32,520,108 Detail
                                                     ----------------
                                                                   - Difference
                                                     ----------------


22.  OTHER (ATTACH LIST)                                 $ 1,848,692 Reported
                                                     ----------------
        Accrued Liabilities                                  881,209
        Accrued Salaries & PR Taxes                          249,847
        Post-petition Fed Inc Tax                            717,636
                                                     ----------------
                                                           1,848,692 Detail
                                                     ----------------
                                                                   - Difference
                                                     ----------------


27.  OTHER (ATTACH LIST)                                 $ 5,917,883 Reported
                                                     ----------------
        Pre-petition Fed Inc Tax                           4,022,982
        Pre-petition Deposits                                479,928
        Pre-petition Taxes Other                             (36,000)
        Pre-petition Accrued Liabilities                   1,450,973
                                                     ----------------
                                                           5,917,883 Detail
                                                     ----------------
                                                                   - Difference
                                                     ----------------

ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                                 $12,950,139 Reported
                                                     ----------------
          Aircraft Costs                                   2,265,538
          I/C Aircraft Costs (KHA)                         4,860,325
          KHC Ground Handling (Operations Payroll)           833,279
          Outstation Ground Handling                       1,416,855
          Trucking Costs                                     462,666
          Fuel                                             2,560,208
          Contract Labor                                     294,742
          Other                                              256,526

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 00-42145-BJH-11

DETAILS OF OTHER ITEMS                                  JUNE, 2000

                                                     ----------------
                                                          12,950,139 Detail
                                                     ----------------
                                                                   - Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                 (13,025,899)Reported
                                                     ----------------
        Transfer to Inc - all money sweeps               (13,025,899)Detail
                                                     ----------------
           to KH Inc. Case #400-42141                              - Difference
                                                     ----------------


ACCRUAL BASIS-4

6.   OTHER (ATTACH LIST)                                   1,354,475 Reported
                                                     ----------------
        FET (720)  05/16-31/00  Pd 06/02                     413,417
        FET (720)  06/01-15/00  Pd 06/16                     460,640
        FET (720)  06/16-30/00  Pd 07/03                     480,418
                                                     ----------------
                                                           1,354,475 Detail
                                                     ----------------
                                                                   - Difference
                                                     ----------------